Exhibit 99.1

PRO-PHARMACEUTICALS, INC.

ADVANCING DRUGS THROUGH GLYCOSCIENCE®



www.Pro-Pharmaceuticals.com

Amex: PRW

Forward Looking Statements Any statements in this presentation about future expectations, plans and prospects for the Company, including statements containing the words "believes," "anticipates," "plans," "expects," and similar expressions, constitute forward looking statements, which are subject to the safe harbor for such statements in the Private Securities Litigation Reform Act of 1995. Future events could cause actual results to differ materially from those indicated by such statements. Reference is made to the factors discussed in the “Management Discussion and Analysis" and "Risk Factors" sections of the Company's most recent quarterly or annual report filed with the Securities and Exchange Commission. The forward-looking statements herein represent the Company's views as of the date of this presentation and should not be relied upon to represent the Company's views as of a subsequent date. While the Company anticipates that subsequent events may cause the Company's views to change, the Company disclaims any obligation to update such forwardlooking statements. 2

Agenda  Highlights  DAVANAT  Milestones To Date  The Commercial Opportunity  Clinical Trial Summary  DAVANAT/5-FU Side Effects  Milestones 2H07-1H08  Product Development Pipeline  Intellectual Property  Regulatory Strategy  Management Team  Financial Summary  Appendices: Carbohydrate Technology  DAVANAT: Pre-Clinical and Clinical Studies  Other Pro-Pharmaceuticals’ Compounds  Regulatory Pathway 3

Highlights  PRW has developed a new class of proprietary carbohydrate compounds, DAVANAT, which  Provides a paradigm shift in drug delivery  Improves the pharmacokinetics/pharmacodynamics and toxicity profile of current and ‘shelved’ drugs  Creates new intellectual property  Implements life cycle management options  Focuses on major unmet medical needs  Initial products will increase the efficacy and reduce toxicity of chemotherapeutics  Multi-billion dollar market opportunity  Utilizes the relatively streamlined 505(b)(2) regulatory process to seek FDA approval  And, will be brought to market by PRW working in alliance with strategic partners 4

DAVANAT  Proprietary polysaccharide galactomannan polymer consisting of galactose units attached to a mannan backbone  Derived from seeds of the plant Cyamopsis tetragonoloba  Affects biology of galectin molecules  Changes the efficacy, toxicity, pharmacokinetic and distribution properties of chemotherapeutic drugs in animal & human models  Galactomannans have GRAS (generally recognized as safe) status 5

Key Milestones To Date  PRW commenced operations in 2001  Raised $36 million to date  Built strong team with carbohydrate polymer experience  5 patents issued  Completed Phase l/ll cancer trials; 60 patients dosed with DAVANAT/5-FU  Stabilized 43% of end stage patients w/ measurable disease: 2-13 months  Stabilized 36% of end stage colorectal cancer patients vs. 19% for Avastin  Results from ongoing Phase ll biliary/colorectal trials promising  Hired a major regulatory consulting firm to advise on regulatory filings  Qualified a manufacturing source with a major biopharmaceutical partner  Completed research agreements with two bio-pharmaceutical companies  Active discussions ongoing with potential commercial partners 6

DAVANAT/5-FU Commercial Opportunity 7

Clinical Trial Summary  60 cancer patients dosed with DAVANAT/5-FU in completed Phase l/ll  Stabilized 43% of end stage patients with measurable disease: 2-13 months  Stabilized 36% of end stage colorectal cancer patients vs. 19% for Avastin  Maximum Tolerated Dose/Dose Limiting Toxicity not reached  DAVANAT increased 5-FU exposure with no toxicity increase  Dosing biliary and colorectal cancer patients in Phase ll front line trials:  Biliary (8 patients dosed)  1 PR; 5 stabilized more than 5 cycles  Colorectal (8 patients dosed)  2 PR; 5 stabilized more than 7 cycles 8

DAVANAT/5FU Major Side Effects  No Mucositis  No Drug Related Diarrhea  No Drug Related Abdominal Cramping  No Drug Related Leukopenia “For as long as I have been in practice, 5-FU/LV has been the standard of care for patients with localized colon cancer. Side effects included mucositis, frequent diarrhea, abdominal cramping and leukopenia” Source: Dr. George R. Bowers MD/Cooley Dickinson Hospital. CDH Oncology, November 2004, Volume 8: No 11. 9

Upcoming Milestones 2H07  1H08  Submit 505(b)(2) application to FDA with DAVANAT as a functional excipient to 5-FU  Submit DAVANAT/5-FU/Leucovorin under 505(b)(2)  Submit DAVANAT/5-FU/Leucovorin/Irinotecan under 505(b)(2)  Submit DAVANAT/5-FU/Leucovorin/Avastin under 505(b)(2)  Report additional results from ongoing Phase ll biliary and colorectal cancer trials; both represent potential orphan drug status  Scale-up production of DAVANAT  Actively pursue corporate partnerships for commercialization  Continue to complete research agreements with biopharma companies for drugs with potential 505(b)(2) submissions  Avastin is a registered trademark of Genentech, Inc. 10

Product Development Pipeline: August 2007 PRODUCT INDICATION DEVELOP PRE-CLINICAL PHASE 1 PHASE 2 DAVANAT/ 5-FU DAVANAT/ 5-FU/LV/ AVASTIN DAVANAT/ 5-FU PRO-GR 300 Biliary Cancer Ongoing Colorectal Cancer Ongoing All Solid Tumors Completed Liver Disease Microbial Disease PHASE 3 DAVANAT/ 5-FU Colorectal Cancer Completed PRO-NAC 050 11

Strong IP Position in Carbohydrate Polymers  5 issued patents, 13 pending U.S. applications  Composition of matter and field of use patents  Subset of key patents  U.S. Pat 6,642,205 (11/04/03)  Methods and Compositions for Reducing side effects in Chemotherapeutic Treatments  U.S. Pat 6,645,946 (11/11/03)  Delivery of a Therapeutic Agent in a Formulation for Reduced Toxicity  U.S. Pat 6,914,055 (07/05/06)  Delivery of a Therapeutic Agent in a Formulation for Reduced Toxicity  U.S. Pat 6,982,255 (01/03/06)  Delivery of a Therapeutic Agent in a Formulation for Reduced Toxicity  U.S. Pat 7,012,068 (03/14/06)  Co-administration of a Polysaccharide with a Chemotherapeutic agent for the Treatment of Cancer  Patents pending for a variety of non-oncology indications 12

Regulatory Strategy  Submit data to allow a 505(b)(2) designation for DAVANAT as a functional excipient to be co-administered w/5-FU for intravenous application to treat cancer  Retained Camargo Pharmaceutical to provide regulatory support  24 successful 505(b)(2) programs  150 FDA approvals, NDA, ANDA, 505(b)(1), 505(b)(2)  Submit additional 505(b)(2) applications  DAVANAT/5-FU/Leucovorin (LV)  DAVANAT/5-FU/LV/Irinotecan  DAVANAT/5-FU/LV/Avastin  DAVANAT/5-FU/LV/Cisplatin  DAVANAT/5-FU/LV/Oxaliplatin Avastin is a registered trademark of Genentech, Inc. 13

DAVANAT® – 505(b)(2) Submissions

Compound	Submission Type	Date	Treatment Regimen(s)		
DAVANAT®	505(b)(2)	4Q07/1Q08	5-FU		
			5-FU	Leucovorin	
			5-FU	Irinotecan	Leucovorin
		2Q08/3Q08	5-FU	Avastin®*	Leucovorin
			5-FU	Oxaliplatin	Leucovorin
			5-FU	Cisplatin	Leucovorin

**Avastin® is a registered trademark of Genentech, Inc.*

PRO - PHARMACEUTICALS, INC.
ADVANCING DRUGS THROUGH GLYCOSCIENCE®
14
Amex: PRW

Management Team

- David Platt, Ph.D., Chairman & Chief Executive Officer
  - Co-founder, co-developer of Glycoscience technology. Founder: SafeScience; developed anti-angiogenesis drug. U of Michigan, Weizmann Institute, Hebrew U
- Anatole Klyosov, Ph.D., D.Sc., Chief Scientist
  - Co-founder, co-developer of Glycoscience technology. National Prize in Science & Technology (Russia); Visiting Biochemistry Prof at Harvard. Moscow State U
- Carl Lueders, MBA, CPA, Chief Financial Officer
  - 20+ years in finance & strategic planning at Polaroid
- Maureen Foley, Chief Operating Officer
  - 25+ years in biotech, high-tech in operations management
- Eliezer Zomer, Ph.D., Exec. V.P., Clinical Development & Mfg
  - Former Research Associate at Harvard Medical
- Anthony Squeglia, MBA, V.P., Investor Relations
  - 20+ years in IR/PR
- David Donabedian, Ph.D., MBA, Business Development (Consultant)
  - 12+ years in life sciences industry; VP, Bus Dev, Surface Logix; Accenture; Dow Chemical
- Bruce Silver, M.D., Medical Director (Consultant)
  - 20+ years in oncology

PRO - PHARMACEUTICALS, INC.
ADVANCING DRUGS THROUGH GLYCOSCIENCE®
15
Amex: PRW

Financial Summary  Founded: July 2000  Capital raised: $36 million (cumulative)  Cash: $2.4 million (06/30/07)  Burn rate: $1.2 million per quarter  Shares outstanding: 40.4 million (06/30/07)  Fully diluted: 52.1 million (06/30/07)  Debenture converted (except for $280K as of 08/09/07) 16

Appendices 17

Carbohydrate Technology 18

Carbohydrates as Therapeutics  A novel class  only now beginning to be explored for therapeutic potential  Structurally heterogeneous  linear and branched, small and large molecules  Diverse biological forms  as glycoproteins, glycolipids, sugars, and complex carbohydrates in plants, animals, fungi, and bacteria  Diverse biological roles  structure, energy, signaling, adhesion, protection  Natural biological sources  Interact with lectins  carbohydrate-specific proteins involved in cell-cell and cell-matrix interactions 19

DAVANAT: Proposed Mechanism of Action  DAVANAT targets galectins on cancer cells. Galectins affect cell development and angiogenesis  DAVANAT “escorts” chemotherapy into cancer cells via galectin receptors in a more efficient manner  DAVANAT encapsulates chemotherapy drugs in a CARBOSOMETM formation; improves pharmacokinetics 20

Hypothesis: CARBOSOME  DAVANAT polymer exists as a “3D” structure in solution with lectin targeting units protruding from the mannan backbone 21

Other Technology Platforms: UCLT  Enhances delivery to the target by covalently binding a carbohydrate to the inactive side of the molecule 22

DAVANAT: Pre-Clinical and Clinical Studies 23

Pre-Clinical Results

Response of HT-29, Human Colon Tumor Xenografts to DAVANAT® in Combination with 5-FU and Leucovorin

Charles River Labs
(Dose: I.V., Q4D x 4, of 5-FU: 48 mg/kg; DAVANAT®: 120mg/kg;
Oral, Leucovorin 25 mg/kg)

DAVANAT®/5-FU/LV improved tumor inhibition vs. 5-FU/LV (21 to 27 days)



Control
5-FU / LEU
5-FU / GM 120 / LEU
Percentage of Tumors Reaching Quadruple Size
100
50
0
4
8
12
16
20
24
28
Time (Days)

PRO - PHARMACEUTICALS, INC.
ADVANCING DRUGS THROUGH GLYCOSCIENCE®
24
Amex: PRW

Pre-Clinical Results Response of SC ZR75-1,Human Mammary Tumor Xenografts, to dose escalation DAVANAT in Combination with Irinotecan Southern Research Institute (Dose I.V., Q4D x 4, of IR 40 mg/kg; DAVANAT: 6, 30 & 120 mg/kg) DAVANAT/Irinotecan improved tumor inhibition by delaying tumor growth vs. control 25

100 1000 10000 0 10 20 30 40 Time post implanatation (Days) Tumor size (mg) Control IR40/DAV6 IR40/DAV30 IR40/DAV120 Pre-Clinical Results Response of COLO 205, Human Colon Tumor Xenografts, to DAVANAT in Combination with 5-FU & Bevacizumab Southern Research Institute (Dose: I.V., Q4D x 4, of 5-FU 50 mg/kg; DAVANAT: 120 mg/kg; AVASTIN: 20-80 mg/kg) DAVANAT enhances effectiveness of AVASTIN & 5-FU 26

Clinical Trial Summary  60 cancer patients dosed with DAVANAT/5-FU in completed Phase l/ll  Stabilized 43% of end stage patients with measurable disease: 2-13 months  Stabilized 36% of end stage colorectal cancer patients vs. 19% for Avastin  Maximum Tolerated Dose/Dose Limiting Toxicity not reached  DAVANAT increased 5-FU exposure with no toxicity increase  Dosing biliary and colorectal cancer patients in Phase ll front line trials:  Biliary (8 patients dosed)  1 PR; 5 stabilized more than 5 cycles  Colorectal (8 patients dosed)  2 PR; 5 stabilized more than 7 cycles 27

DAVANAT vs. AVASTIN  Response rate  stable disease in end-stage colorectal cancer patients  Stable disease rate of DAVANAT/5-FU at 36% vs. 19% for Avastin/5-FU/LV in end stage colorectal cancer patients  No head-to-head studies conducted.  Data obtained from AVASTIN drug insert/ASCO Abstract. Avastin is a registered trademark of Genentech, Inc.  Data compiled from PRW Phase l and Phase ll colorectal cancer patients. 28

5-FU/LV (Historical) AVASTIN/5-FU/LV (Genentech/Literature) DAVANAT/5-FU (Pro-Pharmaceuticals) Median progression free survival 5.2 months Stable disease rate 19% 100 Patients Stable disease rate 36% 25 Patients Phase I Clinical Trial  All Solid Tumors (End Stage) 29

Indication: All solid tumors. End stage patients; minimum 12 weeks to live Objectives: Primary  Safety Secondary  Tumor progression; PK profile of 5-FU Design: Multi-center (4 sites), open label study. Two cycles; six cohorts. Cycle 1  DAVANAT alone Cycle 2- DAVANAT/5-FU Regimen: DAVANAT escalating dose level (30-280 mg/m2); 5-FU constant at 500 mg/m2; dose for 4 consecutive days, observe for 24 days Patients: 40; 3-10 per cohort Completed: March 2005 SD Stable Di sease PD Progressive Disease NM Non-Measurable Disease Cycles Completed Dose, cycle 2 /m2 1+2 3 4 5 6 7 1001 PD 1002 SD 2001 Hepatocellular PD 2002 Hepatocellular SD 3001 PD 3002 SD 3004 PD 3003 PD 5001 SD 2004 SD 3005 PD 4001 PD 4002 Colorectal PD 3006 Prostate NM 2005 Colorectal SD 5003 Colorectal (appendix) NM 5004 SD 4003 PD 2007 Spindle Cell PD 5005 Pancreatic SD 2008 Colorectal SD 2009 Colorectal SD 5006 Billiary SD 2010 Colorectal (cecal) SD 2014 Breast SD 2016 Hepatic PD 2018 Cholangiocarcinoma SD 5008 Pancreatic PD 280 mg 150 mg Patient Number Tumor Type Outcome, end of cycle 2 (RECIST) C Y C L E S Colorectal Colorectal 210 mg 30 mg 60 mg Colorectal 100 mg Colorectal Phase l Patient Summary: Stabilized 70% at Highest Dose Level 30

Phase l Results White Blood Cell Counts Fluctuations vs. Cycle day in 10 Subjects (Cohort 6) Dosed with DAVANAT (280 mg/m2) plus 5-FU (500mg/m2) 31

Phase l Results Blood Platelet Count Fluctuations vs. AUCDay 1 in 10 Subjects (Cohort 6) Dosed with DAVANAT (280 mg/m2) plus 5-FU (500mg/m2) 32

Phase I SAEs by Patient, Cycle, and Relationship to Study Drug  DAVANAT (mg/m2) Patient No. Cycle SAE (MEDRA preferred Term) Relationship to Study Drug 30 01003 1 Colon cancer metastatic Death Not related Not related 100 02004 3 Rectal hemorrhage Anemia Hemorrhoids Hemorrhoidal hemorrhage Not related Not related Not related Not related 05002 1 Perirectal abscess Not related 150 03006 1 Prostate cancer metastatic Death Not related Not related 210 03007 1 Ovarian epithelial cancer stage IV Death Not related Not related 04003 2 Atrial flutter Not related 33

Phase I SAEs by Patient, Cycle, and Relationship to Study Drug (cont.) DAVANAT (mg/m2) Patient No. Cycle SAE (MEDRA preferred Term) Relationship to Study Drug 280 02006 1 Pulmonary embolism Hypoglycemia Syncope Not related Not related Not related 02007 1 Hepatic hemorrhage Not related 02010 2 Dyspnea Possibly related 02012 1 Dehydration Acute renal Failure Possibly related Not related 02013 1 Abdominal Pain Not related 02014 2 Pneumonia Arthritis Not related Not related 02015 1 Asthenia Not related 02017 1 Nausea Vomiting Diarrhea Not related Not related Not related 03008 1 Leukocytosis (grade 4) Thrombocytopenia (grade 3) Abdominal Pain Oedema peripheral Probably related Probably related Not related Not related 05007 1 Hyperbilirubinemia (grade 3) Not related 34

Phase I Clinical (End Stage) Trial Summary  DAVANAT was well tolerated in end-stage patients  Maximum Tolerated Dose and Dose Limiting Toxicity of DAVANAT not reached  DAVANAT 280 mg/m2 recommended for Phase II dose  Pharmacokinetics  Half life of 5-FU alone is 6-22 minutes  Half life of 5-FU with DAVANAT is 28-137 minutes  No increase in 5-FU toxicity w/ increased exposure  Stable disease in 14 of 26 evaluable patients  7 of 10 patients stabilized at the highest DAVANAT dose level 35

Phase II Colorectal Cancer Trial (End Stage) Indication: Colorectal cancer; End stage patients. Objectives: Complete/ partial tumor response (RECIST); stable disease. Design: Multi-center (6 sites), open label study. Evaluate at least two cycles (up to six) or to disease progression. Regimen: DAVANAT 280 mg/m2; 5-FU 500 mg/m2; dose for 4 consecutive days, observe for 24 days. Patients: Began dosing in May 2005. Six sites. Study finalized in August 2006. Results (un-audited): 20 patients: 1 Partial Response (RECIST) 6 Stable Disease. 36

Phase II Colorectal (End Stage) Trial Summary  DAVANAT was well tolerated in end-stage, refractory patients  Anti-tumor activity was seen with DAVANAT /5-FU  1 patient experienced Partial Response  6 of 20 patients stabilized for 2-8 months  No increase in 5-FU toxicity with increased exposure 37

Phase II Colorectal Trial  First Line (Ongoing) Indication: First line treatment of patients with metastatic, unresectable colorectal cancer who are unable to tolerate irinotecan or oxaliplatin. Objectives: Complete/partial tumor response (RECIST); 14 of 41 responders (34%). Progression Free Survival at 6 and 12 months. Design: Multi-center, open label study. Evaluate for six months or to disease progression or toxicity. Regimen: Leucovorin, DAVANAT /5-FU, AVASTIN. IV Dose for 3 consecutive days. Repeat cycles disease progression or unacceptable toxicity. Patients: Up to 50. 8 patients dosed: 2 partial response; 5 stabilized. 38

Phase II Biliary Trial  First Line (Ongoing) Indication: First line treatment of patients with biliary cancer. Objectives: Complete/ partial tumor response (RECIST); 7 of 35 responders (20%). Progression free survival. Design: Multi-center, open-label study. Regimen: DAVANATwith 5-FU. Evaluate for 2 cycles or to disease progression. Repeat cycles until disease progression. Patients: Up to 42. 8 patients dosed: 1 partial response; 5 stabilized. 39

Other Plans for DAVANAT  Pre-clinical  Stability & compatibility studies of DAVANAT & chemotherapeutics in solution  Investigate dose-toxicity response curve  Investigate covalent linkers of therapeutics to DAVANAT  Animal toxicity studies in combination therapies  Clinical  Escalating doses of 5-FU: Identify Max Tolerated Dose  Test other chemotherapeutics in Phase I trials with DAVANAT 40

Other Pro-Pharmaceuticals Compounds 41

Other Pro-Pharmaceuticals Compounds  Fibrosis  No available treatment for fibrosis  Fibrosis (scarring) is the reason patients develop liver failure & may need a transplant  25 million Americans have liver/biliary disease  More than 4 million Americans with Hepatitis C virus; many will develop severe fibrosis and liver failure  PRO-GR 300, first in class, carbohydrate compound in combination with other drugs to treat fibrosis  Research collaboration w Dr. Scott Freidman, Division Director of Liver Diseases of Mt. Sinai School of Medicine to evaluate the antifibrotic effects of carbohydrate compounds  Pre-clinical studies currently underway  results August 2007 42

Regulatory Pathway: 505(b)(2) 43

505(b)(2) Regulatory Pathway  505(b)(1): “Typical” way most new drugs are approved; all investigations from sponsor  505(b)(2): Used for new formulations of existing drugs; applicant may rely on investigations to which it does not own or have the right of reference (e.g., information in the published literature or in approved NDAs for the RLD)  505(j): For generic drugs that are the same as the established drug (the “Reference Listed Drug” [RLD]) 44

FDA Position Regarding 505(b)(2)  “FDA’s longstanding interpretation of section 505(b)(2) … the Agency’s approach is to use the 505(b)(2) drug approval pathway to avoid requiring drug sponsors to conduct and submit studies that are not scientifically necessary.”  “The conduct and review of duplicative studies would… slow the process for drug approval with no corresponding benefit to the public health.” 45

505(b)(2) Avoids Significant Delays in Drug Approval  “FDA has approved more than 80 section 505(b)(2) applications for drugs for indications ranging from cancer pain to attention deficit disorder.  …many of these drugs would never have reached the market, or would have been significantly delayed, without the 505(b)(2) pathway.” 46

DAVANAT®/5-FU Formulations: Historical Background

- 5-Fluorouracil, one of the most widely used cytotoxic agents
  - Less than desirable PK and side effect profile
  - Tiredness, fatigue, nausea, diarrhea, bone marrow depression (may lead to anemia), increased tendency to bruise, mouth sores, altered skin pigmentation
- In 2000, Pro-Pharmaceuticals embarked on developing a more effective, less toxic 5-FU by combining it with DAVANAT®
  - Pre-clinical studies subsequently demonstrated that DAVANAT® significantly improved the pharmacodynamic impact of 5-FU
  - Less toxicity due to "targeted delivery"
  - Higher intra-tumoral 5-FU concentration
  - Higher efficacy in multiple tumor types

PRO - PHARMACEUTICALS, INC.
ADVANCING DRUGS THROUGH GLYCOSCIENCE®
47
Amex: PRW

Benefits of Not Having Efficacy Trial  Preservation of resources for other research  Immediate availability of a less toxic 5-FU alternative  Have more time to develop a strong marketing strategy, resulting in a brand consumers recognize and may prefer  Exclusivity beyond 180 days when compared to ANDA approval 48

Rationale for No Efficacy Trial Based upon the data, there is no scientific basis to hypothesize that DAVANAT /5-FU will be less effective as adjuvant therapy than 5-FU alone Safely delivers a higher dose of 5-FU than already proven to be effective in adjuvant setting In clinical trials, DAVANAT has been shown to be safe and non-toxic In clinical trials, there is no increase in 5-FU toxicity w/ increased exposure of 5-FU w/ DAVANAT In preclinical studies, DAVANAT/5-FU has greater anti-tumor activity than 5-FU alone Galactomannans already approved by FDA (GRAS) NDA DAVANAT will be marketed as a ‘stand-alone’ vial- not as a combination product 49